UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 19, 2016

Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity: 0001668738
DBJPM 2016-C1 Mortgage Trust

(Exact name of issuing entity)

Central Index Key Number of the sponsor: 0001541294
German American Capital Corporation

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0000835271
JPMorgan Chase Bank, National Association

(Exact name of sponsor as specified in its charter)

Deutsche Mortgage & Asset Receiving Corporation

(Exact name of registrant as specified in its charter)

Delaware	333-206705-03	38-3984705 38-3984706 38-7145079
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

60 Wall Street

New York, New York

(Address of principal executive offices)

(212) 250-2500

Registrant’s telephone number, including area code

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 19, 2016, Deutsche Mortgage & Asset Receiving Corporation (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2016 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Park Bridge Lender Services LLC, as asset representations reviewer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, of DBJPM 2016-C1 Mortgage Trust Commercial Mortgage Pass-Through Certificates (the “Certificates”).

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3A, Class A-4, Class X-A, Class A-M, Class B and Class C Certificates (collectively, the “Public Certificates”) and (ii) the Class X-B, Class X-C, Class X-D, Class X-E, Class X-F, Class D, Class E, Class F, Class G, Class H and Class R Certificates (collectively, the “Private Certificates”).

All of the Public Certificates, having an aggregate initial principal amount of $647,938,000, were sold to Deutsche Bank Securities Inc. (“DBSI”), J.P. Morgan Securities LLC (“JPMS”), Sandler O’Neill & Partners, L.P. (“Sandler”) and Academy Securities, Inc. (“Academy” and, together with DBSI, JPMS and Sandler, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of March 31, 2016 (the “Underwriting Agreement”), among the Depositor, the Underwriters and German American Capital Corporation (“GACC”). DBSI and JPMS are acting as the joint bookrunning managers and co-lead managers. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Prospectus, dated April 5, 2016, in negotiated transactions or otherwise at varying prices determined at the time of sale. The price per class of Public Certificates is set forth on Schedule I to the Underwriting Agreement.

All of the Private Certificates, having an aggregate initial principal amount of $95,096,828, were sold to DBSI, JPMS and Wells Fargo Securities, LLC (“WFS” and, together with DBSI and JPMS, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of March 31, 2016, among the Depositor, the Initial Purchasers and GACC. The Private Certificates were sold in a private placement transaction exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

All of the Class A-3B Certificates, having an aggregate initial principal amount of $75,000,000, were sold to JPMorgan Chase Bank, National Association (“JPMCB”), as purchaser, pursuant to a Certificate Purchase Agreement, dated March 31, 2016, between the Depositor and JPMCB. The Class A-3B Certificates were sold in a private placement transaction exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in DBJPM 2016-C1 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 33 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 45 commercial and multifamily properties. The Mortgage Loans were acquired by the Depositor from (i) GACC, pursuant to a Mortgage Loan Purchase Agreement, dated and effective March 31, 2016 (the “GACC Mortgage Loan Purchase Agreement”), between the Depositor and GACC, and (ii) JPMCB, pursuant to a Mortgage Loan Purchase Agreement, dated and effective March 31, 2016 (the “JPMCB Mortgage Loan

Purchase Agreement” and, together with the GACC Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and JPMCB), between the Depositor and JPMCB.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from GACC and JPMCB. The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of approximately $5,036,695, were approximately $854,751,882. Of the expenses paid by the Depositor, approximately $0 were paid directly to affiliates of the Depositor, approximately $150,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and approximately $4,886,695 were other expenses. All of the foregoing expense amounts are the Depositor's reasonable estimates of such expenses. No underwriting discounts and commissions or finder's fees were paid by the Depositor.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Williamsburgh Premium Outlets will be primary serviced and specially serviced pursuant to (a) the Pooling and Servicing Agreement and (b) that certain Co-Lender Agreement, dated as of March 16, 2016 (the “Williamsburgh Premium Outlets Co-Lender Agreement”), between German American Capital Corporation, as Note A-1 holder, German American Capital Corporation, as Note A-2 holder, German American Capital Corporation, as Note A-3 holder, German American Capital Corporation, as Note A-4 holder, German American Capital Corporation, as Note A-5 holder, and German American Capital Corporation, as Note A-6 holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as 600 Broadway will be primary serviced and specially serviced pursuant to (a) the Pooling and Servicing Agreement and (b) that certain Co-Lender Agreement, dated as of April 13, 2016 (the “600 Broadway Co-Lender Agreement”), between The Bank of New York Mellon, as Note A-1 holder, The Bank of New York Mellon, as Note A-2-1 holder, The Bank of New York Mellon, as Note A-2-2 holder, The Bank of New York Mellon, as Note A-3 holder, German American Capital Corporation, as Note A-4 holder, German American Capital Corporation, as Note A-5-1 holder, German American Capital Corporation, as Note A-5-2 holder, and German American Capital Corporation, as Note A-6 holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as SLS South Beach will be primary serviced and specially serviced pursuant to (a) the Pooling and Servicing Agreement and (b) that certain Co-Lender Agreement, dated as of April 1, 2016 (the “SLS South Beach Co-Lender Agreement”), between JPMorgan Chase Bank, National Association, as Note A-1 holder, and JPMorgan Chase Bank, National Association, as Note A-2 holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Hall Office Park A1/G1/G3 will be primary serviced and specially serviced pursuant to (a) the Pooling and Servicing Agreement and (b) that certain Co-Lender Agreement, dated as of April 19, 2016 (the “Hall Office Park A1/G1/G3 Co-Lender Agreement”), between German American Capital Corporation, as Note A-1 holder, and German American Capital Corporation, as Note A-2 holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Renaissance Providence Downtown Hotel will be primary serviced and specially serviced pursuant to (a) the Pooling and Servicing Agreement and (b) that certain Co-Lender Agreement, dated as of April 1, 2016 (the “Renaissance Providence Downtown Hotel Co-Lender Agreement”), between JPMorgan Chase Bank, National Association, as Note A-1 holder, and JPMorgan Chase Bank, National Association, as Note A-2 holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Hagerstown Premium Outlets will be primary serviced and specially serviced pursuant to (a) the Pooling and Servicing Agreement and (b) that certain Co-Lender Agreement, dated as of April 19, 2016 (the “Hagerstown Premium Outlets Co-Lender Agreement”), between German American Capital Corporation, as Note A-1 holder, German American Capital Corporation, as Note A-2 holder, German American Capital Corporation, as Note A-3 holder, and German American Capital Corporation, as Note A-4 holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as 787 Seventh Avenue will be primary serviced and specially serviced pursuant to (a) Trust and Servicing Agreement, dated as of March 1, 2016 (the “COMM 2016-787S Trust and Servicing Agreement”), between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Wells Fargo Bank, National Association, as special servicer, Wilmington Trust, National Association, as trustee, and Deutsche Bank Trust Company Americas, as certificate administrator and custodian, entered into in connection with the COMM 2016-787S Mortgage Trust and (b) that certain Amended and Restated Co-Lender Agreement, dated as of March 28, 2016 (the “787 Seventh Avenue Co-Lender Agreement”), between Wilmington Trust, National Association, not in its individual capacity but solely as trustee for the benefit of the holders of the COMM 2016-787S Mortgage Trust Commercial Mortgage Pass-Through Certificates, as Note A-1 holder, Note A-2 holder, Note A-3 holder, Note A-4 holder, Note A-5 holder, Note A-6 holder, German American Capital Corporation, as Note A-7 holder and Note A-8 holder, and Wilmington Trust, National Association, not in its individual capacity but solely as trustee for the benefit of the holders of the COMM 2016-787S Mortgage Trust Commercial Mortgage Pass-Through Certificates, as Note B holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Naples Grande Beach Resort will be primary serviced and specially serviced pursuant to (a) that certain Pooling and Servicing Agreement, dated as of March 1, 2016 (the “JPMBB 2016-C1 Pooling and Servicing Agreement”), between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator and custodian, Pentalpha Surveillance LLC, as operating advisor, and Pentalpha Surveillance LLC, as asset representations reviewer, entered into in connection with the JPMBB 2016-C1 Mortgage Trust and (b) that certain Co-Lender Agreement, dated as of March 15, 2016 (the “Naples Grande Beach Resort Co-Lender Agreement”), between JPMorgan Chase Bank, National Association, as Note A-1 holder, JPMorgan Chase Bank, National Association, as Note A-2 holder, and JPMorgan Chase Bank, National Association, as Note A-3 holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as 225 Liberty Street will be primary serviced and specially serviced pursuant to (a) Trust and Servicing Agreement, dated as of February 6, 2016 (the “225 Liberty Street Trust 2016-225L Trust and Servicing Agreement”), between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Trimont Real Estate Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Citibank, N.A., as certificate administrator and custodian, entered into in connection with the 225 Liberty Street Trust 2016-225L Mortgage Trust and (b) that certain Co-Lender Agreement, dated as of February 6, 2016 (the “225 Liberty Street Co-Lender Agreement”), between Citigroup Global Markets Realty Corp., as Note A-1A holder, German American Capital Corporation, as Note A-1B holder, Wells Fargo Bank, National Association, as Note A-1C holder, Citigroup Global Markets Realty Corp., as Note A-1D holder, German American Capital Corporation, as Note A-1E holder, Wells Fargo Bank, National Association, as Note A-1F holder, Citigroup Global Markets Realty Corp., as Note A-2A holder, German American Capital Corporation, as Note A-2B holder, Wells Fargo Bank, National Association, as Note A-2C holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as 7700 Parmer will be primary serviced and specially serviced pursuant to (a) that certain Pooling and Servicing Agreement, dated as of December 1, 2015 (the “JPMCC 2015-JP1 Pooling and Servicing Agreement”), between the J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator and custodian, Pentalpha Surveillance LLC, as operating advisor, and Pentalpha Surveillance LLC, as asset representations reviewer, entered into in connection with the JPMCC 2015-JP1 Mortgage Trust and (b) that certain Co-Lender Agreement, dated as of December 29, 2015 (the “7700 Parmer Co-Lender Agreement”), between JPMorgan Chase Bank, National Association, as Note A-1 holder, JPMorgan Chase Bank, National Association, as Note A-2 holder, and JPMorgan Chase Bank, National Association, as Note A-3 holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Columbus Park Crossing will be primary serviced and specially serviced pursuant to (a) that certain Pooling and Servicing Agreement, dated as of March 1, 2016 (the “COMM 2016-DC2 Pooling and Servicing Agreement”), between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, Deutsche Bank Trust Company Americas, as certificate administrator and custodian, and Park Bridge Lender Services LLC, as operating advisor, entered into in connection with the COMM 2016-DC2 Mortgage Trust and (b) that certain Co-Lender Agreement, dated as of March 16, 2016 (the “Columbus Park Crossing Co-Lender Agreement”), between German American Capital Corporation, as Note A-1 holder, and German American Capital Corporation, as Note A-2 holder.

Further information regarding such sales relating to the price per class of Public Certificates on Schedule I to the Underwriting Agreement.

Further information regarding such sales has been previously provided in the Prospectus, dated April 5, 2016. The related registration statement (file no. 333-206705) was originally declared effective on November 18, 2015. In connection with such Prospectus, the Chief Executive Officer of the registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date hereof.

The Underwriting Agreement, the Pooling and Servicing Agreement, the Williamsburg Premium Outlets Co-Lender Agreement, the 600 Broadway Co-Lender Agreement, the SLS South Beach Co-Lender Agreement, the Hall Office Park A1/G1/G3 Co-Lender Agreement, the Renaissance Providence Downtown Hotel Co-Lender Agreement, the Hagerstown Premium Outlets Co-Lender Agreement, the 787 Seventh Avenue Co-Lender Agreement, the Naples Grande Beach Resort Co-Lender Agreement, the 225 Liberty Co-Lender Agreement, the 7700 Parmer Co-Lender Agreement, the Columbus Park Crossing Co-Lender Agreement, the COMM 2016-787S Trust and Servicing Agreement, the JPMBB 2016-C1 Pooling and Servicing Agreement, the 225 Liberty Street Trust 2016-225L Trust and Servicing Agreement, the JPMCC 2015-JP1 Pooling and Servicing Agreement, the COMM 2016-DC2 Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements are attached as exhibits to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
Exhibit 1	Underwriting Agreement, dated as of March 31, among Deutsche Mortgage & Asset Receiving Corporation, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Academy Securities, Inc., Sandler O’Neill & Partners, L.P. and German American Capital Corporation.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of April 1, 2016, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Park Bridge Lender Services LLC, as asset representations reviewer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.
Exhibit 4.2	Trust and Servicing Agreement, dated as of March 1, 2016, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Wells Fargo Bank, National Association, as special servicer, Wilmington Trust, National Association, as trustee, and Deutsche Bank Trust Company Americas, as certificate administrator and custodian.
Exhibit 4.3	Pooling and Servicing Agreement, dated as of March 1, 2016, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator and custodian, Pentalpha Surveillance LLC, as operating advisor, and Pentalpha Surveillance LLC, as asset representations reviewer.
Exhibit 4.4	Trust and Servicing Agreement, dated as of February 6, 2016, between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Trimont Real Estate Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Citibank, N.A., as certificate administrator and custodian.
Exhibit 4.5	Pooling and Servicing Agreement, dated as of December 1, 2015, between the J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator and custodian, Pentalpha Surveillance LLC, as operating advisor, and Pentalpha Surveillance LLC, as asset representations reviewer.

Exhibit 4.6	Pooling and Servicing Agreement, dated as of March 1, 2016, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, Deutsche Bank Trust Company Americas, as certificate administrator and custodian, and Park Bridge Lender Services LLC, as operating advisor.
Exhibit 4.7	Co-Lender Agreement, dated as of March 16, 2016, between German American Capital Corporation, as Note A-1 holder, German American Capital Corporation, as Note A-2 holder, German American Capital Corporation, as Note A-3 holder, German American Capital Corporation, as Note A-4 holder, German American Capital Corporation, as Note A-5 holder, and German American Capital Corporation, as Note A-6 holder.
Exhibit 4.8	Co-Lender Agreement, dated as of April 13, 2016, between The Bank of New York Mellon, as Note A-1 holder, The Bank of New York Mellon, as Note A-2-1 holder, The Bank of New York Mellon, as Note A-2-2 holder, The Bank of New York Mellon, as Note A-3 holder, German American Capital Corporation, as Note A-4 holder, German American Capital Corporation, as Note A-5-1 holder, German American Capital Corporation, as Note A-5-2 holder, and German American Capital Corporation, as Note A-6 holder.
Exhibit 4.9	Co-Lender Agreement, dated as of April 1, 2016, between JPMorgan Chase Bank, National Association, as Note A-1 holder, and JPMorgan Chase Bank, National Association, as Note A-2 holder.
Exhibit 4.10	Co-Lender Agreement, dated as of April 19, 2016, between German American Capital Corporation, as Note A-1 holder, and German American Capital Corporation, as Note A-2 holder.
Exhibit 4.11	Co-Lender Agreement, dated as of April 1, 2016, between JPMorgan Chase Bank, National Association, as Note A-1 holder, and JPMorgan Chase Bank, National Association, as Note A-2 holder.
Exhibit 4.12	Co-Lender Agreement, dated as of April 19, 2016, between German American Capital Corporation, as Note A-1 holder, German American Capital Corporation, as Note A-2 holder, German American Capital Corporation, as Note A-3 holder, and German American Capital Corporation, as Note A-4 holder.
Exhibit 4.13	Amended and Restated Co-Lender Agreement, dated as of March 28, 2016, between Wilmington Trust, National Association, not in its individual capacity but solely as trustee for the benefit of the holders of the COMM 2016-787S Mortgage Trust Commercial Mortgage Pass-Through Certificates, as Note A-1 holder, Note A-2 holder, Note A-3 holder, Note A-4 holder, Note A-6 holder, German American Capital Corporation, as Note A-7 holder and Note A-8 holder, and Wilmington Trust, National Association, not in its individual capacity but solely as trustee for the benefit of the holders of the COMM 2016-787S Mortgage Trust Commercial Mortgage Pass-Through Certificates, as Note B holder.
Exhibit 4.14	Co-Lender Agreement, dated as of March 15, 2016, between JPMorgan Chase Bank, National Association, as Note A-1 holder, JPMorgan Chase Bank, National Association, as Note A-2 holder, and JPMorgan Chase Bank, National Association, as Note A-3 holder.

Exhibit 4.15	Co-Lender Agreement, dated as of February 6, 2016, between Citigroup Global Markets Realty Corp., as Note A-1A holder, German American Capital Corporation, as Note A-1B holder, Wells Fargo Bank, National Association, as Note A-1C holder, Citigroup Global Markets Realty Corp., as Note A-1D holder, German American Capital Corporation, as Note A-1E holder, Wells Fargo Bank, National Association, as Note A-1F holder, Citigroup Global Markets Realty Corp., as Note A-2A holder, German American Capital Corporation, as Note A-2B holder, Wells Fargo Bank, National Association, as Note A-2C holder.
Exhibit 4.16	Co-Lender Agreement, dated as of December 29, 2015, between JPMorgan Chase Bank, National Association, as Note A-1 holder, JPMorgan Chase Bank, National Association, as Note A-2 holder, and JPMorgan Chase Bank, National Association, as Note A-3 holder.
Exhibit 4.17	Co-Lender Agreement, dated as of March 16, 2016, between German American Capital Corporation, as Note A-1 holder, and German American Capital Corporation, as Note A-2 holder.
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated April 19, 2016.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated April 19, 2016 (included as part of Exhibit 5).
Exhibit 23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated April 19, 2016 (included as part of Exhibit 5).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated April 19, 2016.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective March 31, 2016, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective March 31, 2016, between Deutsche Mortgage & Asset Receiving Corporation and JPMorgan Chase Bank, National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION
(Registrant)
Date: April 19, 2016
	By:	/s/ Lainie Kaye
Name: Lainie Kaye
Title: Director

	By:	/s/ Matthew Smith
Name: Matthew Smith
Title: Director

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1	Underwriting Agreement, dated as of March 31, among Deutsche Mortgage & Asset Receiving Corporation, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Academy Securities, Inc., Sandler O’Neill & Partners, L.P. and German American Capital Corporation.	(E)
4.1	Pooling and Servicing Agreement, dated as of April 1, 2016, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Park Bridge Lender Services LLC, as asset representations reviewer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.	(E)
4.2	Trust and Servicing Agreement, dated as of March 1, 2016, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Wells Fargo Bank, National Association, as special servicer, Wilmington Trust, National Association, as trustee, and Deutsche Bank Trust Company Americas, as certificate administrator and custodian.	(E)
4.3	Pooling and Servicing Agreement, dated as of March 1, 2016, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator and custodian, Pentalpha Surveillance LLC, as operating advisor, and Pentalpha Surveillance LLC, as asset representations reviewer.	(E)
4.4	Trust and Servicing Agreement, dated as of February 6, 2016, between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Trimont Real Estate Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Citibank, N.A., as certificate administrator and custodian.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.5	Pooling and Servicing Agreement, dated as of December 1, 2015, between the J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator and custodian, Pentalpha Surveillance LLC, as operating advisor, and Pentalpha Surveillance LLC, as asset representations reviewer.	(E)
4.6	Pooling and Servicing Agreement, dated as of March 1, 2016, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, Deutsche Bank Trust Company Americas, as certificate administrator and custodian, and Park Bridge Lender Services LLC, as operating advisor.	(E)
4.7	Co-Lender Agreement, dated as of March 16, 2016, between German American Capital Corporation, as Note A-1 holder, German American Capital Corporation, as Note A-2 holder, German American Capital Corporation, as Note A-3 holder, German American Capital Corporation, as Note A-4 holder, German American Capital Corporation, as Note A-5 holder, and German American Capital Corporation, as Note A-6 holder.	(E)
4.8	Co-Lender Agreement, dated as of April 13, 2016, between The Bank of New York Mellon, as Note A-1 holder, The Bank of New York Mellon, as Note A-2-1 holder, The Bank of New York Mellon, as Note A-2-2 holder, The Bank of New York Mellon, as Note A-3 holder, German American Capital Corporation, as Note A-4 holder, German American Capital Corporation, as Note A-5-1 holder, German American Capital Corporation, as Note A-5-2 holder, and German American Capital Corporation, as Note A-6 holder.	(E)
4.9	Co-Lender Agreement, dated as of April 1, 2016, between JPMorgan Chase Bank, National Association, as Note A-1 holder, and JPMorgan Chase Bank, National Association, as Note A-2 holder.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.10	Co-Lender Agreement, dated as of April 19, 2016, between German American Capital Corporation, as Note A-1 holder, and German American Capital Corporation, as Note A-2 holder.	(E)
4.11	Co-Lender Agreement, dated as of April 1, 2016, between JPMorgan Chase Bank, National Association, as Note A-1 holder, and JPMorgan Chase Bank, National Association, as Note A-2 holder.	(E)
4.12	Co-Lender Agreement, dated as of April 19, 2016, between German American Capital Corporation, as Note A-1 holder, German American Capital Corporation, as Note A-2 holder, German American Capital Corporation, as Note A-3 holder, and German American Capital Corporation, as Note A-4 holder.	(E)
4.13	Amended and Restated Co-Lender Agreement, dated as of March 28, 2016, between Wilmington Trust, National Association, not in its individual capacity but solely as trustee for the benefit of the holders of the COMM 2016-787S Mortgage Trust Commercial Mortgage Pass-Through Certificates, as Note A-1 holder, Note A-2 holder, Note A-3 holder, Note A-4 holder, Note A-6 holder, German American Capital Corporation, as Note A-7 holder and Note A-8 holder, and Wilmington Trust, National Association, not in its individual capacity but solely as trustee for the benefit of the holders of the COMM 2016-787S Mortgage Trust Commercial Mortgage Pass-Through Certificates, as Note B holder.	(E)
4.14	Co-Lender Agreement, dated as of March 15, 2016, between JPMorgan Chase Bank, National Association, as Note A-1 holder, JPMorgan Chase Bank, National Association, as Note A-2 holder, and JPMorgan Chase Bank, National Association, as Note A-3 holder.	(E)
4.15	Co-Lender Agreement, dated as of February 6, 2016, between Citigroup Global Markets Realty Corp., as Note A-1A holder, German American Capital Corporation, as Note A-1B holder, Wells Fargo Bank, National Association, as Note A-1C holder, Citigroup Global Markets Realty Corp., as Note A-1D holder, German American Capital Corporation, as Note A-1E holder, Wells Fargo Bank, National Association, as Note A-1F holder, Citigroup Global Markets Realty Corp., as Note A-2A holder, German American Capital Corporation, as Note A-2B holder, Wells Fargo Bank, National Association, as Note A-2C holder.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.16	Co-Lender Agreement, dated as of December 29, 2015, between JPMorgan Chase Bank, National Association, as Note A-1 holder, JPMorgan Chase Bank, National Association, as Note A-2 holder, and JPMorgan Chase Bank, National Association, as Note A-3 holder.	(E)
4.17	Co-Lender Agreement, dated as of March 16, 2016, between German American Capital Corporation, as Note A-1 holder, and German American Capital Corporation, as Note A-2 holder.	(E)
5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated April 19, 2016.	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated April 19, 2016 (included as part of Exhibit 5).	(E)
23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated April 19, 2016 (included as part of Exhibit 5).	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated April 19, 2016.	(E)
99.1	Mortgage Loan Purchase Agreement, dated and effective March 31, 2016, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.	(E)
99.2	Mortgage Loan Purchase Agreement, dated and effective March 31, 2016, between Deutsche Mortgage & Asset Receiving Corporation and JPMorgan Chase Bank, National Association.	(E)

Exhibit 1

Exhibit 4.1

Exhibit 4.2

Exhibit 4.3

Exhibit 4.4

Exhibit 4.5

Exhibit 4.6

Exhibit 4.7

Exhibit 4.8

Exhibit 4.9

Exhibit 4.10

Exhibit 4.11

Exhibit 4.12

Exhibit 4.13

Exhibit 4.14

Exhibit 4.15

Exhibit 4.16

Exhibit 4.17

Exhibit 5

Exhibit 8

Exhibit 23

Exhibit 36.1

Exhibit 99.1

Exhibit 99.2